1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. THIRD QUARTER 2022 Exhibit 99.2 201 Exploration Drive Monroe, OH 387,000 387,000 Square Feet ILPT Ownership: 61%

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile ... 3
Investor Information ... 4
Equity Research Coverage ... 5

FINANCIALS

Key Financial Data ... 6
Condensed Consolidated Balance Sheets ... 7
Condensed Consolidated Statements of Income (Loss) ... 8
Debt Summary ... 9
Debt Maturity Schedule ... 10
Leverage Ratios and Coverage Ratios ... 11
Capital Expenditures Summary ... 12
Property Acquisitions and Dispositions Information Since 1/1/22 ... 13

PORTFOLIO INFORMATION

Portfolio Summary by Property Type ... 14
Same Property Results of Operations by Property Type ... 15-16
Occupancy and Leasing Summary ... 17
Occupancy and Leasing Analysis by Property Type ... 18
Tenant Credit Characteristics ... 19
Tenants Representing 1% or More of Total Annualized Rental Revenues ... 20
Five Year Lease Expiration and Reset Schedule by Property Type ... 21
Portfolio Lease Expiration Schedule ... 22

JOINT VENTURES

Joint Ventures ... 23
Joint Venture - Mountain Industrial REIT LLC ... 24
Joint Venture - The Industrial Fund REIT LLC ... 25

APPENDIX

Calculation and Reconciliation of NOI and Cash Basis NOI ... 26
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI ... 27
Calculation of EBITDA, EBITDAre and Adjusted EBITDAre ... 28
Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders ... 29

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ... 30-31

WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 32

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Supplemental Q3 2022 2

3Supplemental Q3 2022 Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 219-1460 Stock Exchange Listing: Nasdaq Trading Symbol: Common Shares: ILPT The Company: Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of September 30, 2022, our portfolio was comprised of 413 consolidated properties containing approximately 60.0 million rentable square feet located in 39 states, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 187 properties containing approximately 43.2 million rentable square feet located in 38 other states, which includes 94 properties owned by a consolidated joint venture arrangement in which we own a 61% equity interest. As of September 30, 2022, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 18 properties located in 12 states containing approximately 11.7 million rentable square feet. ILPT is included in 181 market indices and comprises more than 1% of the following indices as of September 30, 2022: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC) and Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV). Management: ILPT is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of September 30, 2022, RMR had over $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, 2,100 properties and over 38,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed. Company Profile RETURN TO TABLE OF CONTENTS

4Supplemental Q3 2022 Investor Information Board of Trustees Bruce M. Gans Lisa Harris Jones Matthew P. Jordan Lead Independent Trustee Independent Trustee Managing Trustee Joseph L. Morea Kevin C. Phelan Adam D. Portnoy Independent Trustee Independent Trustee Chair of the Board & Managing Trustee June S. Youngs Independent Trustee Executive Officers Yael Duffy Brian E. Donley President and Chief Operating Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial, investor and media inquiries should be directed to Two Newton Place Kevin Barry, Director, Investor Relations, 255 Washington Street, Suite 300 at (617) 658-0776 or kbarry@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 (email) info@ilptreit.com (website) www.ilptreit.com RETURN TO TABLE OF CONTENTS 482 Chaney Avenue Greenwood, IN 671,354 Square Feet ILPT Ownership: 61%

5Supplemental Q3 2022 ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Equity Research Coverage B. Riley Securities, Inc. BofA Securities Bryan Maher Camille Bonnel bmaher@brileyfin.com camille.bonnel@baml.com (646) 885-5423 (416) 369-2140 BTIG JMP Securities Thomas Catherwood Mitchell Germain tcatherwood@btig.com mgermain@jmpsecurities.com (212) 738-6140 (212) 906-3537 RBC Capital Markets Michael Carroll michael.carroll@rbccm.com (440) 715-2649 RETURN TO TABLE OF CONTENTS 1414 South Council Road Oklahoma City, OK 300,000 Square Feet ILPT Ownership: 61%

Key Financial Data

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Selected Balance Sheet Data:					
Total gross assets	$ 5,962,116	$ 6,166,704	$ 6,286,275	$ 2,076,048	$ 2,212,938
Total assets	$ 5,719,635	$ 5,955,838	$ 6,103,793	$ 1,908,558	$ 2,048,095
Total liabilities	$ 4,358,125	$ 4,520,904	$ 4,499,824	$ 870,516	$ 1,052,066
Total equity	$ 1,361,510	$ 1,434,934	$ 1,603,969	$ 1,038,042	$ 996,029
Selected Income Statement Data:					
Rental income	$ 103,215	$ 107,222	$ 71,375	$ 56,496	$ 54,981
Net (loss) income	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307
Net (loss) income attributable to common shareholders	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207	$ 18,307
NOI	$ 81,013	$ 86,894	$ 55,167	$ 43,771	$ 42,947
Adjusted EBITDAre	$ 76,072	$ 80,811	$ 52,532	$ 42,162	$ 41,154
FFO attributable to common shareholders	$ (10,134)	$ (2,001)	$ 8,102	$ 31,228	$ 30,278
Normalized FFO attributable to common shareholders	$ 14,873	$ 28,302	$ 27,603	$ 31,714	$ 30,278
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.70)	$ (2.20)	$ (0.10)	$ 0.97	$ 0.28
FFO attributable to common shareholders	$ (0.16)	$ (0.03)	$ 0.12	$ 0.48	$ 0.46
Normalized FFO attributable to common shareholders	$ 0.23	$ 0.43	$ 0.42	$ 0.49	$ 0.46
Dividends:					
Annualized dividends paid per share	$ 0.04	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	0.7%	9.4%	5.8%	5.3%	5.2%
Normalized FFO attributable to common shareholders payout ratio	4.3%	76.7%	78.6%	67.3%	71.7%


16101
16101 Queens Court
Upper Marlboro, MD
220,800 Square Feet
ILPT Ownership: 22%

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Supplemental Q3 2022
6

7Supplemental Q3 2022 Condensed Consolidated Balance Sheets September 30, December 31, 2022 2021 ASSETS Real estate properties: Land $ 1,117,801 $ 699,037 Buildings and improvements 4,053,913 1,049,796 Total real estate properties, gross 5,171,714 1,748,833 Accumulated depreciation (242,481) (167,490) Total real estate properties, net 4,929,233 1,581,343 Investment in unconsolidated joint venture 145,693 143,021 Acquired real estate leases, net 313,444 63,441 Cash and cash equivalents 26,381 29,397 Restricted cash 100,288 — Rents receivable, including straight line rents of $77,343 and $69,173, respectively 100,347 75,877 Other assets, net 104,249 15,479 Total assets $ 5,719,635 $ 1,908,558 (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS September 30, December 31, 2022 2021 LIABILITIES AND EQUITY Revolving credit facility $ — $ 182,000 Mortgages and notes payable, net 4,243,271 646,124 Assumed real estate lease obligations, net 23,633 12,435 Accounts payable and other liabilities 86,727 27,772 Due to related persons 4,494 2,185 Total liabilities $ 4,358,125 $ 870,516 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,568,704 and 65,404,592 shares issued and outstanding, respectively 656 654 Additional paid in capital 1,013,802 1,012,224 Cumulative net income 148,228 343,908 Cumulative other comprehensive income 12,300 — Cumulative common distributions (362,565) (318,744) Total equity attributable to common shareholders 812,421 1,038,042 Total equity attributable to noncontrolling interest 549,089 — Total equity 1,361,510 1,038,042 Total liabilities and equity $ 5,719,635 $ 1,908,558

Condensed Consolidated Statements of Income (Loss)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(amounts in thousands, except percentage data and per share data)	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Rental income	$ 103,215	$ 54,981	$ 281,812	$ 163,378
Expenses:				
Real estate taxes	13,749	7,617	36,460	22,353
Other operating expenses	8,453	4,417	22,278	13,734
Depreciation and amortization	48,519	12,694	114,096	37,202
Acquisition and other transaction related costs	586	–	586	646
General and administrative	9,110	4,728	24,896	12,718
Loss on impairment of real estate	–	–	100,747	–
Total expenses	80,417	29,456	299,063	86,653
Interest and other income	1,068	–	1,900	–
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $35,496, $505, $90,265 and $1,516, respectively)	(89,739)	(9,084)	(208,286)	(26,468)
Gain (loss) on sale of real estate	–	940	(10)	940
Loss on equity securities	–	–	(5,758)	–
Loss on early extinguishment of debt	(21,370)	–	(22,198)	–
(Loss) income before income tax expense and equity in earnings of unconsolidated joint venture	(87,243)	17,381	(251,603)	51,197
Income tax expense	(28)	(72)	(113)	(177)
Equity in earnings of unconsolidated joint venture	3,297	998	6,634	5,455
Net (loss) income	(83,974)	18,307	(245,082)	56,475
Net loss attributable to noncontrolling interest	38,347	–	49,402	–
Net (loss) income attributable to common shareholders	$ (45,627)	$ 18,307	$ (195,680)	$ 56,475
Weighted average common shares outstanding - basic	65,250	65,178	65,228	65,154
Weighted average common shares outstanding - diluted	65,250	65,230	65,228	65,205
Per common share data (basic and diluted):				
Net (loss) income attributable to common shareholders	$ (0.70)	$ 0.28	$ (3.00)	$ 0.86
Additional Data:				
General and administrative expenses / total assets (at end of period)	0.2%	0.2%	0.4%	0.6%
Non-cash straight line rent adjustments included in rental income	$ 3,794	$ 1,678	$ 8,170	$ 5,673
Lease value amortization included in rental income	$ 250	$ 174	$ 4,265	$ 525
Lease termination fees included in rental income	$ –	$ –	$ 30	$ 512


235 Great Pond Road
Windsor, CT
171,072 Square Feet
ILPT Ownership: 100%



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Supplemental Q3 2022
8

Debt Summary

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of September 30, 2022

(dollars in thousands)

Entity	Type	Secured By:	Current Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
ILPT	Floating Rate - Interest only (3)	104 Mainland Properties	6.18 %	$ 1,235,000	10/9/2024	$ 1,235,000	2.0
ILPT	Fixed Rate - Interest only	186 Hawaii Properties	4.31 %	650,000	2/7/2029	650,000	6.4
ILPT	Fixed Rate - Interest only	17 Mainland Properties	4.42 %	700,000	3/9/2032	700,000	9.4
Mountain (4)	Floating Rate - Interest only (5)	82 Mainland Properties	5.62 %	1,400,000	3/9/2024	1,400,000	1.4
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.76 %	14,074	10/1/2028	–	6.0
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.77 %	5,008	4/1/2030	–	7.5
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.85 %	5,295	4/1/2030	–	7.5
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.56 %	14,793	9/1/2030	–	7.9
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.67 %	13,012	5/1/2031	–	8.6
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	4.14 %	14,443	7/1/2032	–	9.8
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	4.02 %	31,517	10/1/2033	–	11.0
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	4.13 %	43,999	11/1/2033	–	11.1
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.10 %	26,602	6/1/2035	–	12.7
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	2.95 %	42,743	1/1/2036	–	13.3
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	4.27 %	46,659	11/1/2037	–	15.1
Mountain (4)	Fixed Rate - Amortizing	One Mainland Property	3.25 %	52,697	1/1/2038	–	15.3
	Total / weighted average debt		5.25 %	$ 4,295,842		$ 3,985,000	4.4

(1) Interest rates are as of September 30, 2022.

(2) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of September 30, 2022, including unamortized debt issuance costs totaling $52,571, was $4,243,271.

(3) The $1,235,000 floating rate loan has an initial maturity date of October 9, 2024, with three, one year extension options, subject to the satisfaction of certain conditions, and requires that interest be paid at a rate of SOFR plus a weighted average premium of 3.93%. We have also purchased an interest rate cap through October 2024 with a SOFR strike rate of 2.25%. The current interest rate reflects the impact of this interest rate cap.

(4) Mountain is Mountain Industrial REIT LLC. See page 23 for more information.

(5) Our consolidated joint venture, in which we own a 61% interest, has a $1,400,000 floating rate loan, which has an original maturity date of March 9, 2024, subject to three, one year extension options, and requires that interest be paid at a rate of SOFR plus a premium of 2.77%. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%. The current interest rate reflects the impact of this interest rate cap.



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Supplemental Q3 2022
9

10Supplemental Q3 2022 (1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of September  30, 2022, including unamortized debt issuance costs totaling $52,571, was $4,243,271. (2) The $1,235,000 Floating Rate Loan matures in October 2024, subject to three, one year extension options. (3) The Floating Rate Loan of our consolidated joint venture matures in March 2024, subject to three, one year extension options. See page 23 for further information on this joint venture. Debt Maturity Schedule (1) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of September 30, 2022 $( Th ou sa nd s) $1,235,000 $1,400,000 $5,479 $22,428 $23,268 $24,141 $25,047 $25,988 $26,532 $675,325 $24,686 $22,412 $785,536 Secured Floating Rate Debt Secured Floating Rate Debt of consolidated joint venture Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 and thereafter $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 (3) (3) 9780 Mopar Drive Streetsboro, OH 1,791,246 Square Feet ILPT Ownership: 22% (2) (2)

11Supplemental Q3 2022 As of and For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Leverage Ratios: Net debt / total gross assets 69.9% 65.1% 64.2% 38.7% 43.4% Net debt / gross book value of real estate assets 73.1% 73.7% 76.4% 42.3% 45.7% Net debt / total market capitalization 89.5% 74.7% 67.9% 32.5% 36.0% Secured debt / total assets 75.1% 74.7% 73.0% 34.1% 31.7% Variable rate debt / net debt 63.2% 69.4% 69.0% 22.7% 36.9% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 13.7x 12.4x 13.2x 4.8x 5.8x Adjusted EBITDAre / interest expense (1) 0.8x 1.0x 1.4x 4.6x 4.5x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS 55 Commerce Avenue Albany, NY 125,000 Square Feet ILPT Ownership: 100% (1) Interest expense for the quarter ended September 30, 2022 includes $31,400 of amortization of finance fees related to our bridge loan facility, which we terminated in September 2022. Excluding the amortization expense, the ratio of Adjusted EBITDAre to interest expense for the three months ended September 30, 2022 was 1.3x.

12Supplemental Q3 2022 (dollars in thousands) For the Three Months Ended 9/30/2022 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Tenant improvements and leasing costs $ 2,302 $ 2,627 $ 3,361 $ 2,736 $ 1,819 Building improvements 1,292 376 110 1,315 1,625 Recurring capital expenditures 3,594 3,003 3,471 4,051 3,444 Development, redevelopment and other activities 4,980 7,077 294 556 — Total capital expenditures $ 8,574 $ 10,080 $ 3,765 $ 4,607 $ 3,444 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS 309 Dulty's Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100%

13Supplemental Q3 2022 Property Acquisitions and Dispositions Information Since 1/1/2022 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Dispositions: Weighted Average Percent Purchase Remaining Leased Date Market Number of Purchase Price / Cap Lease Term at Acquired Buyer Area Properties Sq. Ft. Price Sq. Ft. Rate in Years Acquisition Major Tenants February 2022 Mountain Industrial REIT LLC / ILPT Various (1) 124 25,745 $ 3,739,048 $ 145 4.5% 8.0 97.9% Various July 2022 Mountain Industrial REIT LLC Augusta, GA 1 226 38,000 168 5.3% 14.9 100.0% FedEx Ground Package System, Inc. Total / Weighted Average 125 25,971 $ 3,777,048 $ 145 4.5% 8.1 97.9% RETURN TO TABLE OF CONTENTS We have not disposed of any properties since January 1, 2022. (1) On February 28, 2022, we acquired Monmouth Real Estate Investment Corporation. The purchase price represents our total consideration paid including transaction related costs.

14Supplemental Q3 2022 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended September 30, 2022 Mainland Hawaii Key Statistics Properties Properties (1) Total Properties 187 226 413 Percent of total 45.3% 54.7% 100.0% Total square feet 43,233 16,729 59,962 Percent of total 72.1% 27.9% 100.0% Leased square feet 42,966 16,503 59,469 Percent leased 99.4% 98.6% 99.2% Rental income $ 75,537 $ 27,678 $ 103,215 Percent of total 73.2% 26.8% 100.0% NOI $ 60,964 $ 20,049 $ 81,013 Percent of total 75.3% 24.7% 100.0% Cash Basis NOI $ 58,911 $ 18,058 $ 76,969 Percent of total 76.5% 23.5% 100.0% RETURN TO TABLE OF CONTENTS 590 Assembly Court Fayetteville, NC 148,000 Square Feet ILPT Ownership: 100%

Same Property Results of Operations By Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Nine Months Ended	
	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Properties:				
Mainland Properties	61	61	60	60
Hawaii Properties	226	226	226	226
Total	287	287	286	286
Square Feet (1)**:**				
Mainland Properties	17,262	17,259	16,905	16,902
Hawaii Properties	16,729	16,729	16,729	16,729
Total	33,991	33,988	33,634	33,631
Percent Leased (2)**:**				
Mainland Properties	100.0%	100.0%	100.0%	100.0%
Hawaii Properties	98.6%	97.8%	98.6%	97.8%
Total	99.3%	98.9%	99.3%	98.9%
Rental income:				
Mainland Properties	$ 25,679	$ 24,807	$ 75,646	$ 74,164
Hawaii Properties	27,678	27,783	86,275	82,807
Total	$ 53,357	$ 52,590	$ 161,921	$ 156,971


SAIC

7410 Magi Drive
Hanahan, SC
302,400 Square Feet
ILPT Ownership: 100%

(1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

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Supplemental Q3 2022 15

16Supplemental Q3 2022 As of and For the Three Months Ended As of and For the Nine Months Ended 9/30/2022 9/30/2021 9/30/2022 9/30/2021 NOI: Mainland Properties $ 20,965 $ 20,495 $ 61,904 $ 60,988 Hawaii Properties 20,049 20,628 64,087 61,312 Total $ 41,014 $ 41,123 $ 125,991 $ 122,300 Cash Basis NOI: Mainland Properties $ 20,536 $ 20,055 $ 60,760 $ 59,480 Hawaii Properties 18,058 19,284 56,390 56,247 Total $ 38,594 $ 39,339 $ 117,150 $ 115,727 NOI % Change: Mainland Properties 2.3% 1.5 % Hawaii Properties -2.8% 4.5 % Total -0.3% 3.0 % Cash Basis NOI % Change: Mainland Properties 2.4% 2.2 % Hawaii Properties -6.4% 0.3 % Total -1.9% 1.2 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 5440 Haggerty Lane Lafayette, IN 350,418 Square Feet ILPT Ownership: 61%

Occupancy and Leasing Summary (1) (2)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2022	06/30/2022	3/31/2022	12/31/2021	9/30/2021
Properties	413	412	412	288	294
Total sq. ft. [3]	59,962	59,736	59,736	33,991	36,488
Square feet leased	59,469	59,060	59,059	33,713	36,120
Percentage leased	99.2%	98.9%	98.9%	99.2%	99.0%
Leasing Activity (Sq. Ft.):					
New leases	543	2,652	281	152	17
Renewals	1,142	1,082	548	1,076	754
Rent resets	–	138	56	336	47
Total	1,685	3,872	885	1,564	818
% Change in GAAP Rent:					
New leases	280.7%	104.7%	60.9%	22.4%	24.2%
Renewals	26.1%	29.1%	15.7%	6.3%	19.3%
Rent resets	–	37.2%	35.8%	32.1%	34.5%
Weighted average (by square feet)	77.5%	61.3%	27.9%	15.1%	20.5%
Leasing Costs and Concession Commitments [4]:					
New leases	$ 3,570	$ 3,025	$ 2,355	$ 1,039	$ 21
Renewals	992	2,945	2,417	2,431	2,505
Total	$ 4,562	$ 5,970	$ 4,772	$ 3,470	$ 2,526
Leasing Costs and Concession Commitments per Sq. Ft. [5]:					
New leases	$ 6.58	$ 1.14	$ 8.38	$ 6.84	$ 1.20
Renewals	$ 0.87	$ 2.72	$ 4.41	$ 2.26	$ 3.33
Total	$ 2.71	$ 1.60	$ 5.76	$ 2.83	$ 3.28
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	7.4	28.3	12.6	15.3	8.3
Renewals	3.7	9.1	6.9	9.5	8.2
Total	4.9	22.7	8.9	10.2	8.2
Leasing Costs and Concession Commitments per Sq. Ft. per Year [4][5]:					
New leases	$ 0.89	$ 0.04	$ 0.66	$ 0.45	$ 0.15
Renewals	$ 0.24	$ 0.30	$ 0.64	$ 0.24	$ 0.41
Total	$ 0.55	$ 0.07	$ 0.65	$ 0.28	$ 0.40

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes properties owned by an unconsolidated joint venture. See page 25 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.



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Supplemental Q3 2022 17

18Supplemental Q3 2022 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 6/30/2022 Acquisitions / Expired Renewal As of 9/30/2022 Property Type 6/30/2022 % Leased (2) (Sales) Leases Leases 9/30/2022 % Leased Mainland Properties 42,557 99.0% 226 (1,218) 1,401 42,966 99.4 % Hawaii Properties 16,503 98.6% — (284) 284 16,503 98.6 % Total 59,060 98.9% 226 (1,502) 1,685 59,469 99.2% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 9/30/2022 Property Type 9/30/2022 New Renewals Total Mainland Properties 43,233 368 1,033 1,401 Hawaii Properties 16,729 175 109 284 Total 59,962 543 1,142 1,685

19Supplemental Q3 2022 As of September 30, 2022 Mainland Properties % of Annualized Rental Revenues Investment Grade Rated: 20.6% Subsidiaries of Investment Grade Rated Parent Entities: 52.2% Other Unrated or Non-Investment Grade: 27.2% Investment Grade Rated: 20.4% Subsidiaries of Investment Grade Rated Parent Entities: 38.8% Other Leased Hawaii Lands: 18.9% Other Unrated or Non-Investment Grade: 21.9% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 20.6% 20.4% Subsidiaries of investment grade rated parent entities 52.2% 38.8% Other leased Hawaii lands —% 18.9% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 72.8% 78.1% Other unrated or non-investment grade 27.2% 21.9% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS 584 US Highway 130 Trenton, NJ 347,145 Square Feet ILPT Ownership: 61%

20Supplemental Q3 2022 % of Total No. of Leased % of Total Annualized Rental Tenant States Properties Sq. Ft. Leased Sq. Ft. Revenues 1 Federal Express Corporation/ FedEx Ground Package System, Inc. Various (34 states) 84 13,109 22.0% 29.6% 2 Amazon.com Services, Inc./ Amazon.com Services LLC AL, IN, OK, SC, TN, VA 8 4,539 7.6% 6.8% 3 Home Depot U.S.A., Inc. GA, HI, IL 4 3,365 5.7% 4.4% 4 UPS Supply Chain Solutions, Inc. NH, NY 3 794 1.3% 1.6% 5 Restoration Hardware, Inc. MD 1 1,195 2.0% 1.5% 6 Servco Pacific, Inc. HI 7 629 1.1% 1.4% 7 American Tire Distributors, Inc. CO, LA, NE, NY, OH 5 722 1.2% 1.3% 8 TD SYNNEX Corporation OH 2 939 1.6% 1.1% 114 25,292 42.5% 47.7% Tenants Representing 1% or More of Total Annualized Rental Revenues RETURN TO TABLE OF CONTENTS As of September 30, 2022 (sq. ft. in thousands) 650 Braselton Parkway Braselton, GA 373,750 Square Feet ILPT Ownership: 61%

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of September 30, 2022

(dollars and sq. ft. in thousands)

	Total	2022	2023	2024	2025	2026	2027 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	43,233						
Leased sq. ft.	42,966	201	2,768	4,216	4,543	3,127	28,111
Percent		0.5%	6.4%	9.8%	10.6%	7.3%	65.4%
Annualized rental revenues	$ 300,203	$ 1,394	$ 19,878	$ 27,731	$ 26,159	$ 18,678	$ 206,363
Percent		0.5%	6.6%	9.2%	8.7%	6.2%	68.7%
Hawaii Properties Expirations:							
Total sq. ft.	16,729						
Leased sq. ft.	16,503	392	378	639	251	397	14,446
Percent		2.4%	2.3%	3.9%	1.5%	2.4%	87.5%
Annualized rental revenues	$ 119,778	$ 2,816	$ 2,409	$ 4,968	$ 1,524	$ 4,030	$ 104,031
Percent		2.4%	2.0%	4.1%	1.3%	3.4%	86.9%
Total Expirations:							
Total sq. ft.	59,962						
Leased sq. ft.	59,469	594	3,147	4,855	4,794	3,524	42,555
Percent		1.0%	5.3%	8.2%	8.1%	5.9%	71.6%
Annualized rental revenues	$ 419,981	$ 4,210	$ 22,288	$ 32,700	$ 27,683	$ 22,708	$ 310,392
Percent		1.0%	5.3%	7.8%	6.6%	5.4%	73.9%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	3,678	–	370	192	156	154	2,806
Percent [1]		–%	2.2%	1.2%	0.9%	0.9%	17.0%
Annualized rental revenues	$ 23,121	$ –	$ 2,114	$ 1,273	$ 831	$ 1,307	$ 17,596
Percent [1]		–%	1.8%	1.1%	0.7%	1.1%	14.7%



985 Kershaw Street
Ogden, UT
69,734 Square Feet
ILPT Ownership: 100%

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q3 2022 21

22Supplemental Q3 2022 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring Expiring Expiring Expiring Expiring Expiring 10/1/2022-12/31/2022 12 593 1.0% 1.0% $ 4,210 1.0% 1.0% 2023 36 3,146 5.3% 6.3% 22,287 5.3% 6.3% 2024 49 4,855 8.2% 14.5% 32,699 7.8% 14.1% 2025 32 4,794 8.1% 22.6% 27,683 6.6% 20.7% 2026 24 3,524 5.9% 28.5% 22,708 5.4% 26.1% 2027 37 8,795 14.8% 43.3% 52,046 12.4% 38.5% 2028 27 4,876 8.2% 51.5% 34,085 8.1% 46.6% 2029 17 3,428 5.8% 57.3% 16,644 4.0% 50.6% 2030 14 2,155 3.6% 60.9% 18,303 4.4% 55.0% 2031 16 3,265 5.5% 66.4% 25,606 6.1% 61.1% Thereafter 134 20,038 33.6% 100.0% 163,710 38.9% 100.0% Total 398 59,469 100.0% $ 419,981 100.0% Weighted average remaining lease term (in years) 8.6 8.9 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of September 30, 2022 1341 N. Clyde Morris Boulevard Daytona Beach, FL 399,440 Square Feet ILPT Ownership: 100%

Joint Ventures

As of September 30, 2022

(dollars and sq. ft. in thousands)

Investment in Joint Ventures:

							Three Months Ended September 30, 2022	
Joint Venture	ILPT Ownership	Presentation	Number of Properties	Number of States	Square Feet	ILPT Carrying Value at September 30, 2022	Joint Venture EBITDAre	Joint Venture FFO
Mountain Industrial REIT LLC	61%	Consolidated	94	27	20,981	N/A	$ 27,894	$ 3,261
The Industrial Fund REIT LLC	22%	Unconsolidated	18	12	11,726	$ 145,693	$ 11,287	$ 7,627

Joint Venture Debt:

Joint Venture	Secured Debt (1)	Current Interest Rate (1)	Maturity Date	Principal Balance at September 30, 2022 (2)	ILPT Ownership	ILPT Share of Principal Balance (3) at September 30, 2022
Mountain Industrial REIT LLC (4)	82 Properties (5)	5.62%	3/9/2024	$ 1,400,000	61%	$ 854,000
Mountain Industrial REIT LLC	One Property	3.76%	10/1/2028	14,074	61%	8,585
Mountain Industrial REIT LLC	One Property	3.77%	4/1/2030	5,008	61%	3,055
Mountain Industrial REIT LLC	One Property	3.85%	4/1/2030	5,295	61%	3,230
Mountain Industrial REIT LLC	One Property	3.56%	9/1/2030	14,793	61%	9,024
Mountain Industrial REIT LLC	One Property	3.67%	5/1/2031	13,012	61%	7,937
Mountain Industrial REIT LLC	One Property	4.14%	7/1/2032	14,443	61%	8,810
Mountain Industrial REIT LLC	One Property	4.02%	10/1/2033	31,517	61%	19,225
Mountain Industrial REIT LLC	One Property	4.13%	11/1/2033	43,999	61%	26,839
Mountain Industrial REIT LLC	One Property	3.10%	6/1/2035	26,602	61%	16,227
Mountain Industrial REIT LLC	One Property	2.95%	1/1/2036	42,743	61%	26,073
Mountain Industrial REIT LLC	One Property	4.27%	11/1/2037	46,659	61%	28,462
Mountain Industrial REIT LLC	One Property	3.25%	1/1/2038	52,697	61%	32,145
The Industrial Fund REIT LLC (4)	One Property	3.60%	10/1/2023	56,980	22%	12,536
The Industrial Fund REIT LLC (4)	Five Properties (6)	4.22%	10/1/2027	97,000	22%	21,340
The Industrial Fund REIT LLC (4)	11 Properties	3.33%	11/7/2029	350,000	22%	77,000
				$ 2,214,822		$ 1,154,488

(1) Interest rates are as of September 30, 2022. Includes the interest rate stated in, or determined pursuant to, the contract terms.

(2) Reflects the entire balance of the debt secured by the respective properties.

(3) Reflects our proportionate share of the principal amount of debt balances based on our ownership percentage of the joint venture as of September 30, 2022. None of the debt is recourse to us, subject to certain limitations.

(4) The mortgage loans require interest-only payments until their respective maturity dates.

(5) Our consolidated joint venture, in which we own a 61% interest, has a $1,400,000 secured floating rate loan, which has an original maturity date of March 9, 2024 subject to three, one year extension options, and requires that interest to be paid at a rate of SOFR plus a premium of 2.77%. We have also purchased an interest rate cap through March 2024 with a SOFR strike rate equal to 3.40%.

(6) Our unconsolidated joint venture, in which we own a 22% interest, has a $97,000 secured floating rate loan, which requires that interest only to be paid at a rate of SOFR plus a premium of 1.8% through October 1, 2027. The unconsolidated joint venture has also purchased an interest rate cap through October 2025 with a SOFR strike rate equal to 3.50%.


Holland

Supplemental Q3 2022 23

24Supplemental Q3 2022 GA: 11.1% OH: 10.5% TX: 10.2% IN: 8.4% NC: 6.1% FL: 5.2%MI: 4.8% NJ: 4.1% IL: 3.9% KS: 3.7% MS: 3.5% 16 Other States: 28.5% Joint Venture - Mountain Industrial REIT LLC (dollars in thousands) Number of Leases Expiring 1 6 6 8 10 13 38 % of Total Annualized Rental Revenues Expiring 0.8% 4.2% 4.0% 8.4% 5.2% 13.7% 63.7% A nn ua liz ed R ev en ue E xp ir in g 2022 2023 2024 2025 2026 2027 2028 and thereafter $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 Joint Venture Lease Expiration Schedule As of September 30, 2022 RETURN TO TABLE OF CONTENTS Major Tenants of Consolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture Federal Express Corporation/ FedEx Ground Package System, Inc. 56.1% Amazon.com Services, Inc./ Amazon.com Services LLC 7.2% Home Depot U.S.A., Inc. 4.7% Berkshire Hathaway Inc. 2.6% Autoneum Holding AG 2.5% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our consolidated joint venture as of September 30, 2022.

25Supplemental Q3 2022 IN: 23.5% OH: 17.8% FL: 14.4% AZ: 7.5% VA: 7.0% MO: 6.1% MS: 5.8% KY: 4.9% IA: 4.6% TN: 3.5% MD: 3.0% PA: 1.9% Joint Venture - The Industrial Fund REIT LLC (dollars in thousands) Number of Leases Expiring — 4 3 2 4 3 6 % of Total Annualized Rental Revenues Expiring —% 6.2% 10.4% 9.4% 20.0% 8.9% 45.1% A nn ua liz ed R ev en ue E xp ir in g 2022 2023 2024 2025 2026 2027 2028 and thereafter $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Joint Venture Lease Expiration Schedule As of September 30, 2022 RETURN TO TABLE OF CONTENTS Major Tenants of Unconsolidated Joint Venture % of Annualized Rental Tenant Revenues of Joint Venture Amazon.com Services, Inc./ Amazon.com Services LLC 38.7% The Procter & Gamble Distributing LLC 14.3% SKF USA Inc. 6.1% Subaru of America, Inc. 5.5% Geographic Diversification (1) (1) Based on the aggregate annualized rental revenues of our unconsolidated joint venture as of September 30, 2022.

INDUSTRIAL LOGISTICS
PROPERTIES TRUST

Calculation and Reconciliation of NOI and Cash Basis NOI

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 103,215	$ 107,222	$ 71,375	$ 56,496	$ 54,981	$ 281,812	$ 163,378
Real estate taxes	(13,749)	(13,275)	(9,436)	(7,781)	(7,617)	(36,460)	(22,353)
Other operating expenses	(8,453)	(7,053)	(6,772)	(4,944)	(4,417)	(22,278)	(13,734)
NOI	81,013	86,894	55,167	43,771	42,947	223,074	127,291
Non-cash straight line rent adjustments included in rental income	(3,794)	(3,220)	(1,156)	(1,590)	(1,678)	(8,170)	(5,673)
Lease value amortization included in rental income	(250)	(3,695)	(320)	(256)	(174)	(4,265)	(525)
Lease termination fees included in rental income	–	(30)	–	–	–	(30)	(512)
Cash Basis NOI	$ 76,969	$ 79,949	$ 53,691	$ 41,925	$ 41,095	$ 210,609	$ 120,581
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:							
Net (loss) income	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307	$ (245,082)	$ 56,475
Equity in earnings of unconsolidated joint venture	(3,297)	(1,610)	(1,727)	(35,463)	(998)	(6,634)	(5,455)
Income tax expense	28	16	69	96	72	113	177
(Loss) income before income tax expense and equity in earnings of unconsolidated joint venture	(87,243)	(152,915)	(11,445)	27,840	17,381	(251,603)	51,197
Loss on early extinguishment of debt	21,370	–	828	–	–	22,198	–
Interest and other income	(1,068)	(354)	(478)	–	–	(1,900)	–
Interest expense	89,739	77,548	40,999	9,157	9,084	208,286	26,468
Loss (gain) on sale of real estate	–	10	–	(11,114)	(940)	10	(940)
Loss (gain) on equity securities	–	9,450	(3,692)	–	–	5,758	–
General and administrative	9,110	9,709	6,077	4,006	4,728	24,896	12,718
Acquisition and other transaction related costs	586	–	–	486	–	586	646
Loss on impairment of real estate	–	100,747	–	–	–	100,747	–
Depreciation and amortization	48,519	42,699	22,878	13,396	12,694	114,096	37,202
NOI	81,013	86,894	55,167	43,771	42,947	223,074	127,291
Non-cash straight line rent adjustments included in rental income	(3,794)	(3,220)	(1,156)	(1,590)	(1,678)	(8,170)	(5,673)
Lease value amortization included in rental income	(250)	(3,695)	(320)	(256)	(174)	(4,265)	(525)
Lease termination fees included in rental income	–	(30)	–	–	–	(30)	(512)
Cash Basis NOI	$ 76,969	$ 79,949	$ 53,691	$ 41,925	$ 41,095	$ 210,609	$ 120,581



900 Commerce Parkway West
Greenwood, IN
294,388 Square Feet
ILPT Ownership: 100%

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Supplemental Q3 2022
26

27Supplemental Q3 2022 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Reconciliation of NOI to Same Property NOI : Rental income $ 103,215 $ 54,981 $ 281,812 $ 163,378 Real estate taxes (13,749) (7,617) (36,460) (22,353) Other operating expenses (8,453) (4,417) (22,278) (13,734) NOI 81,013 42,947 223,074 127,291 Less: NOI of properties not included in same property results (39,999) (1,824) (97,083) (4,991) Same property NOI $ 41,014 $ 41,123 $ 125,991 $ 122,300 Calculation of Same Property Cash Basis NOI : Same property NOI $ 41,014 $ 41,123 $ 125,991 $ 122,300 Less: Non-cash straight line rent adjustments included in rental income (2,238) (1,613) (4,815) (5,538) Lease value amortization included in rental income (182) (171) (3,996) (523) Lease termination fees included in rental income — — (30) (512) Same property Cash Basis NOI $ 38,594 $ 39,339 $ 117,150 $ 115,727 RETURN TO TABLE OF CONTENTS 510 John Dodd Road Spartanburg, SC 1,015,740 Square Feet ILPT Ownership: 100%

Calculation of EBITDA, EBITDA*re*, and Adjusted EBITDA*re*

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net (loss) income	$ (83,974)	$ (151,321)	$ (9,787)	$ 63,207	$ 18,307	$ (245,082)	$ 56,475
Plus: interest expense	89,739	77,548	40,999	9,157	9,084	208,286	26,468
Plus: income tax expense	28	16	69	96	72	113	177
Plus: depreciation and amortization	48,519	42,699	22,878	13,396	12,694	114,096	37,202
EBITDA	54,312	(31,058)	54,159	85,856	40,157	77,413	120,322
Loss on impairment of real estate	–	100,747	–	–	–	100,747	–
Loss (gain) on sale of real estate	–	10	–	(11,114)	(940)	10	(940)
Equity in earnings of unconsolidated joint venture	(3,297)	(1,610)	(1,727)	(35,463)	(998)	(6,634)	(5,455)
Share of EBITDA*re* from unconsolidated joint venture	2,483	2,476	2,558	2,000	2,022	7,517	6,013
Loss (gain) on equity securities	–	9,450	(3,692)	–	–	5,758	–
EBITDA*re*	53,498	80,015	51,298	41,279	40,241	184,811	119,940
Plus: acquisition and other transaction related costs	586	–	–	486	–	586	646
Plus: general and administrative expense paid in common shares [1]	618	796	406	397	913	1,820	1,932
Plus: loss on early extinguishment of debt	21,370	–	828	–	–	22,198	–
Adjusted EBITDA*re*	$ 76,072	$ 80,811	$ 52,532	$ 42,162	$ 41,154	$ 209,415	$ 122,518


4000 Principio Parkway
North East, MD
1,194,744 Square Feet
ILPT Ownership: 100%

(1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR.

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Supplemental Q3 2022
28

Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and shares in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net (loss) income attributable to common shareholders	$ (45,627)	$ (143,539)	$ (6,514)	$ 63,207	$ 18,307	$ (195,680)	$ 56,475
Depreciation and amortization	48,519	42,699	22,878	13,396	12,694	114,096	37,202
Equity in earnings of unconsolidated joint venture	(3,297)	(1,610)	(1,727)	(35,463)	(998)	(6,634)	(5,455)
Loss (gain) on equity securities	–	9,450	(3,692)	–	–	5,758	–
Share of FFO from unconsolidated joint venture	1,678	1,676	1,761	1,202	1,215	5,115	3,621
Loss on impairment of real estate	–	100,747	–	–	–	100,747	–
Loss (gain) on sale of real estate	–	10	–	(11,114)	(940)	10	(940)
FFO adjustments attributable to noncontrolling interest	(11,407)	(11,434)	(4,604)	–	–	(27,445)	–
FFO attributable to common shareholders	(10,134)	(2,001)	8,102	31,228	30,278	(4,033)	90,903
Loss on early extinguishment of debt	21,370	–	828	–	–	22,198	–
Acquisition and other transaction related costs [1]	32,016	30,303	18,673	486	–	80,992	646
FFO Adjustments attributable to NCI	(28,379)	–	–	–	–	(28,379)	–
Normalized FFO attributable to common shareholders	$ 14,873	$ 28,302	$ 27,603	$ 31,714	$ 30,278	$ 70,778	$ 91,549
Weighted average common shares outstanding - basic	65,250	65,221	65,212	65,212	65,178	65,228	65,154
Weighted average common shares outstanding - diluted	65,250	65,221	65,212	65,231	65,230	65,228	65,205
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.70)	$ (2.20)	$ (0.10)	$ 0.97	$ 0.28	$ (3.00)	$ 0.86
FFO attributable to common shareholders - basic	$ (0.16)	$ (0.03)	$ 0.12	$ 0.48	$ 0.46	$ (0.06)	$ 1.40
FFO attributable to common shareholders - diluted	$ (0.16)	$ (0.03)	$ 0.12	$ 0.48	$ 0.46	$ (0.06)	$ 1.39
Normalized FFO attributable to common shareholders - basic	$ 0.23	$ 0.43	$ 0.42	$ 0.49	$ 0.46	$ 1.09	$ 1.41
Normalized FFO attributable to common shareholders - diluted	$ 0.23	$ 0.43	$ 0.42	$ 0.49	$ 0.46	$ 1.09	$ 1.40


8644 Polk Lane
Olive Branch, MS
234,660 Square Feet
ILPT Ownership: 61%

(1) Amounts for the three and nine months ended September 30, 2022 and three months ended March 31, 2022 and June 30, 2022, primarily represent debt issuance costs related to the $1,385,000 bridge loan facility we entered into in February 2022, which was scheduled to mature in February 2023. The bridge loan was repaid in full on September 22, 2022.

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Supplemental Q3 2022 29

30Supplemental Q3 2022 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 29. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding loss on impairment of real estate, any gain or loss on sale of real estate, equity in earnings of unconsolidated joint venture and any realized and unrealized gains or losses on equity securities, plus real estate depreciation and amortization of consolidated properties and our proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 29 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 26 and 27. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 28. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of unconsolidated joint venture, loss on impairment of real estate, any realized and unrealized gains or losses on equity securities, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 28 . Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

31Supplemental Q3 2022 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of September 30, 2022, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of September 30, 2022, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. Same space represents the same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended September 30, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2022 and that we owned continuously since July 1, 2021, excluding properties owned by an unconsolidated joint venture. For the nine months ended September 30, 2022 and 2021, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2022 and that we owned continuously since January 1, 2021, excluding properties owned by an unconsolidated joint venture. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. RETURN TO TABLE OF CONTENTS

32Supplemental Q3 2022 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS